SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Waste Management, Inc. (the “Company”) issued a press release this morning announcing its financial results for the quarter ended March 31, 2013, a copy of which is attached hereto as Exhibit 99.1. The Company is holding a conference call to discuss these results beginning at 9:00 a.m. Central Time this morning. The call will be webcast live and may be heard by accessing the Company’s website at www.wm.com. The call may also be heard by dialing (877) 710-6139 and entering access code 26989631.

On the call, management of the Company is expected to discuss certain non-GAAP financial measures that are included in the Company’s press release. The Company has provided information regarding its use of such non-GAAP measures and reconciliations of such measures to their most comparable GAAP measures in the footnote and schedules to the press release.

In addition to the non-GAAP measures contained and reconciled in the press release, management is also expected to discuss adjusted income form operations margin (or adjusted income from operations as a percent of revenues). Management believes this non-GAAP measure provides investors with useful information to evaluate the Company’s performance by excluding items that management believes are not representative of our performance or indicative of our results of operations. The reconciliation of this additional non-GAAP measure to the most directly comparable GAAP measure is shown below.

Reconciliation of Non-GAAP Measures

(Dollars In Millions)

(Unaudited)

	Quarter Ended March 31, 2013
Adjusted Income from Operations as a percent of Revenues	Amount	As a % of Revenues
Operating revenues, as reported	$3,336
Income from operations, as reported	$402
Adjustments to income from operations:
Asset impairments and unusual items (a)	4
Restructuring charges	8

	12

Income from operations, as adjusted	$414	12.4	%(b)

	Quarter Ended March 31, 2012
Adjusted Income from Operations as a percent of Revenues	Amount	As a% of Revenues
Operating revenues, as reported	$3,295
Income from operations, as reported	$401
Adjustments to income from operations:
Restructuring charges	4
Integration costs associated with the acquired Oakleaf operations	1

	5

Income from operations, as adjusted	$406	12.3	%(b)

(a)	Includes impairment charges associated with certain of our investments in unconsolidated entities that are included in the “Other, net” financial caption, as well as net charges in the “Asset Impairments and Unusual Items” financial caption.

(b)	Increase of 10 basis points in income from operations as a percent of revenues, as adjusted.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1:	Press Release dated April 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: April 24, 2013	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President, General Counsel

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated April 24, 2013

4